Exhibit 99.1

Press Release

Trustmark National Bank Announces Settlement of Claims

Made by Federal Regulators

JACKSON, Miss – October 22, 2021 - Trustmark National Bank (“Trustmark” or the “Company”), a wholly-owned subsidiary of Trustmark Corporation (NASDAQGS:TRMK), today announced it has entered into settlements with the U.S. Department of Justice (“DOJ”), the Office of the Comptroller of the Currency (“OCC”) and the Consumer Financial Protection Bureau (“CFPB”) to resolve allegations that it previously violated the Fair Housing Act, the Equal Credit Opportunity Act and the Consumer Financial Protection Act within the Memphis metropolitan statistical area (“Memphis MSA”).

"We believe Trustmark’s commitment to fair lending and continuing efforts to provide equal access to affordable mortgage products in the Memphis area and communities across our footprint are reflected in our diverse-market lending strategies,” said Duane A. Dewey, Trustmark President and CEO. “We fully cooperated with the agencies and have entered into these settlements to avoid the distraction of protracted litigation and because we share the common goals of breaking down barriers to home financing and exploring innovative ways to help residents of underserved areas achieve the dream of homeownership. We look forward to making continued progress on the lending initiatives and operational enhancements we began implementing six years ago.”

Mr. Dewey continued, “Trustmark has always viewed customer relationships and community engagement as keys to long-term success. As a service-oriented and values-guided organization, we’re committed to serving the entirety of our communities and have continually worked to expand access to credit and banking services through the full range of consumer and small business credit products that we offer.”

The alleged conduct occurred during the period 2014 to 2016, according to the OCC, and a somewhat longer period for the other two agencies. For many years, Trustmark has been evaluating its performance in majority-minority census tracts (“MMCTs”), including in the Memphis MSA, and proactively developing and implementing enterprise-wide initiatives designed to serve these communities:

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Trustmark’s Advantage program addresses gaps in investor and government mortgage programs that focus on the credit needs of MMCT residents. The Company launched its proprietary first-lien mortgage product, HOMEAdvantage, in 2016 to assist applicants in overcoming common barriers that often prevent them from qualifying for financing under traditional products. The program, available only to residents of MMCTs, low- and moderate-income census tracts and low- and moderate-income borrowers, also includes the True Advantage loan (which provides financing for home improvements and repairs) and the Plus loan (which provides financing for down payment, closing costs or other needs related to home purchases).
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Trustmark has also introduced down payment assistance programs and loan subsidies to assist residents in MMCT communities overcome obstacles to obtaining mortgage financing.
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Trustmark has invested in specialized personnel and systems dedicated to business generation in diverse markets. For example, the Company’s Community Lending Specialist (“CLS”) program creates specialized mortgage loan officer positions designed to serve the needs of MMCT residents. Trustmark currently has three CLS’s in the Memphis market, in addition to a Community Lending Manager and a Community Development Manager–Memphis.

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Through its collaboration with Operation HOPE, a global nonprofit focused on disrupting poverty and empowering inclusion for underserved communities, and in partnership with the City of Memphis, Trustmark provides a trained financial coach within its Poplar Plaza branch in the City of Memphis to deliver counseling and workshops to area residents and all city employees.

Mr. Dewey continued, “Trustmark has built a solid reputation throughout the Southeast United States as a reliable and trustworthy banking partner, and we embrace continuous change to better serve our customers and communities.”

Under the DOJ/CFPB Consent Order, Trustmark will pay a civil money penalty totaling $5 million, of which $4 million will satisfy the OCC’s civil money penalty order and the remaining $1 million will be paid to the CFPB. The DOJ/CFPB Consent Order also provides that Trustmark will invest a total of $3.85 million over five years in a loan subsidy fund to increase mortgage lending opportunities to Memphis residents in majority Black and Hispanic census tracts (“MBHCTs”) and will devote a total of $200,000 annually over five years to advertising, community outreach and credit and financial education services. In addition, over the next five years, Trustmark will invest $400,000 in its community development partnerships to support services related to credit, financial education, homeownership, and foreclosure prevention that benefit residents of MBHCTs in the Memphis market. The Company will also open a loan production office to serve the mortgage lending needs of residents in a MBHCT in the Memphis MSA.

The proposed DOJ/CFPB Consent Order must be approved by the U.S. District Court for the Western District of Tennessee.

About Trustmark

Trustmark Corporation is a financial services company providing banking and financial solutions through 180 offices in Alabama, Florida, Mississippi, Tennessee and Texas. Visit trustmark.com for additional information.

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID-19 pandemic on our markets and our customers, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Media Contacts

Melanie A. Morgan

Director of Corporate

Communications & Marketing

601.208.2979

mmorgan@trustmark.com

Investor Contacts

Thomas C. Owens

EVP and Chief Financial Officer

601.208.7853

towens@trustmark.com

F. Joseph Rein, Jr.

Director of Corporate Strategy

601.208.6898

jrein@trustmark.com